Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
Intangible Assets, net and Goodwill
Intangible Assets, net
The following tables present certain information regarding our intangible assets as of December 31, 2015 and 2014. Amortizable intangible assets are being amortized on a straight-line basis over their estimated useful lives with no estimated residual values, which materially approximates the expected pattern of use.

Intangible Assets	Gross Carrying Amount	Accumulated Amortization	Impairment Charges	Net Balance	Weighted Average Life
Balance as of December 31, 2015
Amortizable intangible assets:
Patents	$26.8	$12.5	$—	$14.3	11.9
Customer relationships	877.7	109.1	—	768.6	13.7
Licenses	326.1	91.6	—	234.5	4.8
Intellectual property (1)	731.1	124.5	—	606.6	6.1
Trade names	226.1	1.9	128.6	95.6	14.7
Brand names	124.0	18.9	—	105.1	7.9
Non-compete agreements	0.3	0.3	—	—	—
	2,312.1	358.8	128.6	1,824.7	8.1
Non-amortizable intangible assets:
Trade names	97.4	2.1	—	95.3	indefinite
Total intangible assets	$2,409.5	$360.9	$128.6	$1,920.0
Balance as of December 31, 2014
Amortizable intangible assets:
Patents	$17.9	$8.4	$—	$9.5	8.7
Customer relationships	883.2	46.7	—	836.5	13.5
Licenses	332.8	88.5	—	244.3	5.0
Intellectual property (1)	736.3	19.5	—	716.8	8.6
Brand names	128.2	5.3	—	122.9	9.2
Non-compete agreements	0.3	0.2	—	0.1	—
Lottery contracts	1.5	1.5	—	—	—
	2,100.2	170.1	—	1,930.1	9.3
Non-amortizable intangible assets:
Trade names	329.6	2.1	6.0	321.5	indefinite
Total intangible assets	$2,429.8	$172.2	$6.0	$2,251.6

(1) Includes $33 million of in-process R&D assets that will not be subject to amortization until they reach commercial feasibility.
The aggregate intangible asset amortization expense for the years ended December 31, 2015, 2014 and 2013 was $374.1 million, $89.0 million and $35.9 million, respectively. The estimated intangible asset amortization expense for the year ending December 31, 2016 and each of the subsequent four years is $225.4 million, $218.6 million, $229.9 million, $199.4 million and $154.6 million, respectively.
Indefinite-Lived Assets
We conduct impairment tests of our indefinite-lived assets annually in the fourth quarter of each fiscal year, or more frequently if events or changes in circumstances indicate that it is more likely than not that the fair value of an indefinite-lived asset is less than its carrying amount or when circumstances no longer continue to support an indefinite useful life. During the second quarter of 2015, as a result of an interim review of indefinite-lived trade name assets, we recorded an impairment charge of $25.0 million, with a $9.5 million tax benefit, to reduce the carrying amount of one of our trade name assets to its fair value. This impairment is included in D&A in our Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2015.
During the third quarter of 2015 and in conjunction with our introduction of a new SG-branded gaming cabinet, we determined that circumstances no longer continued to support an indefinite useful life for certain of our indefinite-lived trade name assets in our Gaming business segment. In connection with this determination and as required by ASC 350, we performed a quantitative impairment test for our SG gaming-related trade name assets, which consisted of a comparison of the fair value of each trade name asset to its respective carrying amount. In the event that the fair value of a trade name asset is less than its carrying amount, the difference is recorded as an impairment charge. We estimated the fair value of the trade name assets using the relief-from-royalty method, which uses several significant assumptions, including an estimated royalty rate, revenue projections that consider historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies. The following estimates and assumptions were used in applying the relief-from-royalty method:

•	Royalty rates between 0.5% and 1.0% based on market-observed royalty rates; and

•	A discount rate of 9.0% based on the required rate of return for the trade name assets.

Based on the estimated fair value of the trade name assets, we recorded a non-cash impairment charge of $103.6 million, with a tax benefit of $38.8 million during the third quarter of 2015. This impairment is included in D&A in our Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2015. The change in useful life determination was treated as a change in estimate with the new $97.5 million carrying amount of the trade name assets being amortized on a straight-line basis over a fifteen-year period beginning in the fourth quarter of 2015, which materially approximates the expected pattern of use over the remaining useful life. The fifteen-year estimated useful life is a matter of management judgment, which we believe materially represents the period over which the trade name assets will contribute to the future cash flows of the Gaming business segment and is consistent with our policies for assigning useful lives as disclosed in Note 1 (Description of the Business and Summary of Significant Accounting Policies).

The aggregate amount of impairment charges for our trade name assets reflected in D&A in our Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2015, 2014 and 2013 was $128.6 million, $6.0 million, and $0, respectively.

Our annual impairment tests as of October 1, 2015 produced estimated fair values in excess of the carrying amounts for all of our remaining indefinite-lived intangible assets. Accordingly, no additional impairment charges were recorded during the fourth quarter of 2015.

Goodwill
We test goodwill for impairment at the reporting unit level by comparing the carrying amount of each reporting unit to its fair value using a quantitative two step test in accordance with ASC 350-20. We conduct impairment tests of goodwill annually in the fourth quarter of each fiscal year, or more frequently if events or changes in circumstances indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the indicated fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired. In the event that the fair value of the reporting unit is less than its carrying amount, the amount of the impairment loss, if any, will be measured by comparing the implied fair value of goodwill to its carrying amount.

We reviewed our operating segments in accordance with ASC 350 to determine if additional reporting units exist within our operating segments based on the availability of discrete financial information that is regularly reviewed by segment management. For additional business segment information, see Note 2 (Business Segments). We determined that we have eight reporting units as of our October 1, 2015 goodwill impairment testing date: instant products, U.S. lottery systems, international lottery systems, SG gaming, legacy U.K. gaming, casino management systems, table products, and interactive. There were no subsequent changes to this determination through December 31, 2015. These are the same reporting units that we determined at December 31, 2014.

SG Gaming Impairment Charge

During the third quarter of 2015, we identified certain events and circumstances, which impacted our SG gaming reporting unit and required the performance of an interim goodwill impairment test. Specifically, market-related factors negatively impacting gaming machine unit demand and the number of gaming machines leased by our customers coupled with fewer than anticipated new casino openings and expansions have resulted in continued declines in our gaming machine sales and participation game revenues. A prolonged reduction in customer spending on new gaming machine units, a lack of new casino openings, economic and political conditions impacting unit sales and participation game revenues in certain international jurisdictions and cost reduction initiatives undertaken by certain of our customers during the third quarter of 2015 have all negatively impacted our SG gaming reporting unit. These conditions have culminated in a change in outlook for the SG gaming reporting unit during the third quarter of 2015, which we identified as an indicator of goodwill impairment. Our SG gaming reporting unit is included in our Gaming business segment, which is reflected in the goodwill segment table below.

In performing the interim step one goodwill impairment test for our SG gaming reporting unit, we determined that the indicated fair value of our SG gaming reporting unit was less than its carrying amount. For purposes of the step one test under ASC 350-20, we estimated the fair value of the SG gaming reporting unit using both an income approach that analyzed projected discounted cash flows and a market approach that considered both comparable public companies as well as comparable industry transactions. In determining the fair value of our SG gaming reporting unit, we have given more weight to the income approach than to the market approach due to a relatively small number of comparable companies within our industry and absence of a significant volume of recent comparable industry transactions.

In calculating the fair value of our SG gaming reporting unit using the income approach, we used projections of revenues, profit margin, operating costs, capital expenditures and cash flows that considered historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies. The following estimates and assumptions were also used in the discounted cash flow analysis:

•	A terminal revenue growth rate of 2.0% based on long term nominal growth rate potential;

•	A terminal profit margin percentage reflecting our historical and forecasted profit margins;

•	Assumptions regarding future capital expenditures reflective of maintaining our installed base of leased gaming machines and facilities under normalized operations; and

•	An overall discount rate of 9% based on our weighted average cost of capital for the SG gaming reporting unit.

Additionally, under the market approach, we used other significant observable inputs including various peer company comparisons and industry transaction data. Refer to Note 16 (Fair Value Measurements) for additional information.

As the step one test indicated a possible impairment in the carrying amount of our SG gaming reporting unit goodwill, we proceeded to perform step two of the impairment test to determine the amount of goodwill impairment to be recorded, if any. The amount of the impairment is calculated by comparing the implied fair value of the goodwill to its carrying amount, which requires us to allocate the fair value determined in the step one test to the individual assets and liabilities of the reporting unit. Any remaining fair value would represent the implied fair value of goodwill as of the testing date.

Based on the results of our goodwill impairment analysis for our SG gaming reporting unit, we recorded $935.0 million non-cash impairment charge with no tax benefit for the year ended December 31, 2015.

U.S. Lottery Systems Impairment Charge

Based on the results of our annual goodwill impairment test for our U.S. lottery systems reporting unit, we recorded a goodwill impairment charge of $67.6 million, which resulted in a tax benefit of $24.9 million, during the fourth quarter of 2015. The impairment charge resulted from an accumulation of various internal and external factors, including our consideration of the U.S lottery industry outlook, our failure to win anticipated new U.S. lottery system contracts, intense price-based competition and requirements for up-front cash-based payments.

For purposes of the step one test under ASC 350-20, we estimated the fair value of the U.S. lottery systems reporting unit using both an income approach that analyzed projected discounted cash flows and a market approach that considered comparable public companies. In determining the fair value of our U.S. lottery systems reporting unit, we have given more weight to the income approach than to the market approach due to a relatively small number of comparable companies within our industry.

In calculating the fair value of our U.S. lottery systems reporting unit using the income approach, we used projections of revenues, profit margin, operating costs, capital expenditures and cash flows that considered historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies. In developing these projections and as part of our annual budget process, we also took into account unanticipated recent contract losses, lack of anticipated contract wins and increased price-based competition, as well as the updated U.S. lottery industry outlook for fiscal year 2016. The following estimates and assumptions were used in the discounted cash flow analysis:

•	A terminal revenue growth rate of 2.0% based on long term nominal growth rate potential;

•	A terminal profit margin percentage reflecting our historical and forecasted profit margins;

•	Assumptions regarding future capital expenditures reflective of maintaining and renewing our current customer contracts under normalized operations; and

•	An overall discount rate of 8% based on our weighted average cost of capital for the U.S. lottery systems reporting unit.

As the step one test indicated a possible impairment in the carrying amount of our U.S. lottery systems reporting unit goodwill, we proceeded to perform step two of the impairment test to determine the amount of goodwill impairment to be recorded, if any. The amount of any impairment is calculated by comparing the implied fair value of the goodwill to its carrying amount, which requires us to allocate the fair value determined in the step one test to the individual assets and liabilities of the reporting unit. Any remaining fair value represents the implied fair value of goodwill as of the testing date. The aforementioned fair value allocation analysis indicated no implied fair value of goodwill, resulting in the impairment charge. The U.S. lottery systems reporting unit is included in our Lottery business segment, which is reflected in the goodwill segment table below.

Other Reporting Units

Our annual impairment tests as of October 1, 2015 produced estimated fair values substantially in excess of their carrying amounts for each of our instant products, international lottery systems, casino management systems, table products and interactive reporting units, which we, based on our judgment, defined as 20% or greater fair value in excess of carrying amount. Although the estimated fair value of our legacy U.K. gaming reporting unit was in excess of its carrying amount, a decrease in the fair value of more than 17% could potentially result in an impairment of goodwill. Additionally, future declines in our SG gaming reporting unit fair value could result in additional goodwill impairment charges.

The table below reconciles the change in the carrying amount of goodwill, by business segment, for the period from December 31, 2013 to December 31, 2015.

Goodwill	Gaming	Lottery	Interactive	Totals
Balance as of December 31, 2013	$612.7	$513.9	$56.5	$1,183.1
Acquisitions	2,902.8	—	53.3	2,956.1
Foreign currency adjustments	(15.8)	(15.1)	—	(30.9)
Balance as of December 31, 2014	3,499.7	498.8	109.8	4,108.3
Foreign currency adjustments	(78.7)	(13.3)	—	(92.0)
Impairment charges	(935.0)	(67.6)	—	(1,002.6)
Balance as of December 31, 2015	$2,486.0	$417.9	$109.8	$3,013.7